                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT


           PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934



Date of Report (Date of earliest event reported)   October 4, 1996
                                                   ---------------------

                    SOUTHLAND NATIONAL INSURANCE CORPORATION
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             (Exact name of registrant as specified in its charter)



        Alabama                         2-40019               63-0572745
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(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)                File Number)          Identification No.)


   1812 University Blvd., Tuscaloosa AL                              35401
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(Address of principal executive offices)                            (Zip code)


Registrant's telephone number, including area code       (205) 345-7410
                                                       ------------------

                                      None
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         (Former name or former address, if changed since last report.)







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Item 5. Other Events


         Southland National Insurance Corporation ("Southland"), Southwide Life Insurance Corp. ("Southwide"), and Collateral Investment Corp. ("CIC") have signed a definitive merger agreement.

         The agreement calls for Southwide, a Birmingham based subsidiary of CIC, to be merged into Southland, and CIC to pay Southland shareholders $38 a share. Southland would become a wholly owned subsidiary of CIC, a privately held insurance holding company.

         The merger, first announced in July, still must be approved by insurance regulators and by Southland shareholders. The companies hope to complete the deal by the end of the year.

         The "Agreement and Plan of Merger" and October 4, 1996, News Release are included as Exhibits 2 and 99 respectively to this Form 8-K.


Item 7. Financial Statements and Exhibits


         (c) Exhibits

                Number              Description
                ------              -----------
                  2                 The Agreement and Plan of Merger among
                                    Southland National Insurance Corporation,
                                    Southwide Life Insurance Corp., and
                                    Collateral Investment Corp. October 4,
                                    1996.
                 99                 News Release announcement of signing
                                    agreement.



                                   SIGNATURE


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                  SOUTHLAND NATIONAL INSURANCE CORPORATION


                                  By /s/ Ronald J. Koch
                                     -----------------------------------
                                     Ronald J. Koch
                                     Secretary/Treasurer